    As filed with the Securities and Exchange Commission on February 6, 2001

                                                      Registration No. 333-40720
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 GLOBESPAN, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                                           75-2658218
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                         identification number)

                                100 Schulz Drive
                           Red Bank, New Jersey 07701
                    (Address of Principal Executive Offices)

                   GLOBESPAN, INC. 1999 EQUITY INCENTIVE PLAN
                     GLOBESPAN, INC. 1999 SUPPLEMENTAL PLAN
                  GLOBESPAN, INC. EMPLOYEE STOCK PURCHASE PLAN
                      T.SQWARE, INC. 1997 STOCK OPTION PLAN
                  ICOMPRESSION, INC. 1998 EQUITY INCENTIVE PLAN
             INTERNEXT COMPRESSION, INC. 1997 EQUITY INCENTIVE PLAN
                            (Full title of the Plans)

                              Richard Gottuso, Esq.
                                100 Schulz Drive
                           Red Bank, New Jersey 07701
                                 (732) 345-7500
               (Name, address and telephone number, including area
                           code, of agent for service)


                         CALCULATION OF REGISTRATION FEE
==============================================================================

                                   Proposed     Proposed
                                   maximum      maximum
                      Amount       offering     aggregate    Amount of
Title of securities   to be        price per    offering     registration
to be registered      registered   share(1)     price        fee
------------------------------------------------------------------------------
1999 Supplemental
Plan

Common Stock,         5,315,130     $33.81      $179,704,545   $47,442
par value ($.001)

================================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457 (c) and (h) under the Securities Act of 1933, as amended, (the "1933 Act") based upon the average of the high and low sale prices of GlobeSpan's Common Stock on the Nasdaq National Market as of February 5, 2001.
================================================================================

                                Introductory Note

          This Amendment No. 1 to Registration Statement on Form S-8 is being filed to register an additional 5,315,130 shares of the Registrant's common stock, $.001 par value, per share, issuable upon exercise of options granted pursuant to the Registrant's 1999 Supplemental Plan. The contents of the Registration Statement on Form S-8 (File No. 333-40720), filed with the Commission on July 3, 2000, are incorporated herein by reference.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

          GlobeSpan will send or give the documents containing the information specified in Part I of Form S-8 to employees as specified by the Securities and Exchange Commission Rule 428(b)(1) under the 1933 Act.

                                     PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          There are hereby incorporated by reference herein the following documents which have been filed with the Securities and Exchange Commission (the "Commission"):

          1. The Registrant's Annual Report filed on Form 10-K for the fiscal year ended December 31, 1999 as filed with the Commission on March 30, 2000.

          2. The Registrant's Quarterly Reports on Form 10-Q for the quarterly period ended March 30, 2000 as filed with the Commission on May 15, 2000.

          3. The Registrant's Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2000 as filed with the Commission on August 11, 2000.

          4. The Registrant's Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2000 as filed with the Commission on November 13, 2000.

          5. The Registrant's Current Reports on Form 8-K and 8-K/A as filed with the Commission on January 26, 2000, March 10, 2000, April 14, 2000, May 12, 2000, May 18, 2000, July 14, 2000, July 31, 2000 and October 10, 2000.

          6. The Registrant's Registration Statement No. 000-26401 on Form 8-A filed with the Commission on June 16, 1999, together with all amendments thereto, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

          All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment hereto that indicates that all securities offered have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

          Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.   DESCRIPTION OF SECURITIES

          Not applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's board of directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. Article VII,
Section 6, of the Registrant's Bylaws provides for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provisions also does not affect a director's responsibilities under any other law, such as the federal securities laws or state of federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors. The Indemnification Agreements provide the Registrant's officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

EXHIBIT
NUMBER    DESCRIPTION

4.1 Instrument Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-26401 on Form 8-A, together with all amendments to that document, all of which are incorporated by reference into this document.

4.2 GlobeSpan, Inc. 1999 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-75173 on Form S-1, together with all amendments to that document, all of which are incorporated by reference into this document.

4.3 GlobeSpan, Inc. Employee Stock Purchase Plan. Reference is made to Registrant's Registration Statement No. 333-75173 on Form S-1, together with all amendments to that document, all of which are incorporated by reference into this document.

4.4 GlobeSpan, Inc. 1999 Supplemental Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.5 GlobeSpan, Inc. 2000 Stock Option Plan Sub Plan for French Employees. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.6 T.Sqware, Inc. 1997 Stock Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S- 8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.7 T.Sqware, Inc. 1997 Stock Option Plan Sub Plan for French Employees. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.8 iCompression, Inc. 1998 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.9 Internext Compression, Inc. 1997 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

5* Opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol as to the legality of the securities being registered

23.1*     Consent of Reboul,  MacMurray,  Hewitt, Maynard & Kristol (included in
          Exhibit 5)

23.2*     Consent of PricewaterhouseCoopers LLP, Independent Accountants

23.3*     Consent of Ernst & Young LLP, Independent Auditors

23.4*     Consent of Deloitte & Touche LLP

24** Power of Attorney (included in the signature page of the Registration Statement)

--------------------

*         Filed herewith

**        Previously filed


ITEM 9.   UNDERTAKINGS

          (a) The undersigned Registrant hereby undertakes:

               (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               (2) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) to remove from registration by means of a post- effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for the purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (h) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Red Bank, State of New Jersey on this 6th day of February, 2001.

                                        GLOBESPAN, INC.



                                By:    /s/ ARMANDO GEDAY
                                   ----------------------------------
                                      Armando Geday
                                      President and Chief Executive
                                      Officer



          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURES                 TITLE                          DATE


/s/ ARMANDO GEDAY          President, Chief Executive     February 6, 2001
------------------------   Officer and Director
  Armando Geday            (Principal Executive Officer)

          *                Chief Financial Officer        February 6, 2001
------------------------   (Principal Accounting
  Robert J. McMullan       Officer)


          *                Director                       February 6, 2001
------------------------
  Thomas Epley


          *                Director                       February 6, 2001
------------------------
  Keith Geeslin


          *                Director                       February 6, 2001
------------------------
  David Stanton

          *                Director                       February 6, 2001
------------------------
  Dipanjan Deb

          *                Director                       February 6, 2001
-----------------------
  James Coulter


          *                Director                       February 6, 2001
----------------------
  Barbara Connor


          *                Director                       February 6, 2001
----------------------
  Frederico Faggin


          *                Director                       February 6, 2001
----------------------
  John Marren




*/s/ Robert J. McMullan    Chief Financial Officer        February 6, 2001
------------------------   (Principal Accounting
  Robert J. McMullan       Officer)
  individually and as
  Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                        DESCRIPTION

4.1 Instrument Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-26401 on Form 8-A, together with all amendments to that document, all of which are incorporated by reference into this document.

4.2 GlobeSpan, Inc. 1999 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-75173 on Form S-1, together with all amendments to that document, all of which are incorporated by reference into this document.

4.3 GlobeSpan, Inc. Employee Stock Purchase Plan. Reference is made to Registrant's Registration Statement No. 333-75173 on Form S-1, together with all amendments to that document, all of which are incorporated by reference into this document.

4.4 GlobeSpan, Inc. 1999 Supplemental Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.5 GlobeSpan, Inc. 2000 Stock Option Plan Sub Plan for French Employees. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.6 T.Sqware, Inc. 1997 Stock Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S- 8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.7 T.Sqware, Inc. 1997 Stock Option Plan Sub Plan for French Employees. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.8 iCompression, Inc. 1998 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

4.9 Internext Compression, Inc. 1997 Equity Incentive Plan. Reference is made to Registrant's Registration Statement No. 333-40720 on Form S-8, together with all amendments to that document, all of which are incorporated by reference into this document.

5* Opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol as to the legality of the securities being registered

23.1* Consent of Reboul, MacMurray, Hewitt, Maynard & Kristol (included in Exhibit 5)

23.2*          Consent of PricewaterhouseCoopers LLP, Independent Accountants

23.3*          Consent of Ernst & Young LLP, Independent Auditors

23.4*          Consent of Deloitte & Touche LLP

24** Power of Attorney (included in the signature page of the Registration Statement)


----------

*        Filed herewith

**       Previously filed